                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                  FORM T-1
            Statement of Eligibility and Qualification Under the
                Trust Indenture Act of 1939 of a Corporation
                        Designated to Act as Trustee

                      FIRST BANK NATIONAL ASSOCIATION
            (Exact name of Trustee as specified in its charter)

     United States                                      41-0256895
(State of Incorporation)                            (I.R.S. Employer
                                                   Identification No.)
     First Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                   55101
      (Address of Principal Executive Offices)           (Zip Code)
                             ------------------
                        M.D.C. HOLDINGS, INC.
        (Exact name of registrant as specified in its charter)
     Delaware                                         84-0622967
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
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             RICHMOND AMERICAN HOMES OF CALIFORNIA, INC.
        (Exact name of registrant as specified in its charter)
      Colorado                                        77-0084376
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
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              RICHMOND AMERICAN HOMES OF MARYLAND, INC.
        (Exact name of registrant as specified in its charter)
     Maryland                                         52-0814857
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
                           ------------------
               RICHMOND AMERICAN HOMES OF NEVADA, INC.
        (Exact name of registrant as specified in its charter)
      Colorado                                        88-0227698
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
                           ------------------
                   RICHMOND HOMES OF VIRGINIA, INC.
        (Exact name of registrant as specified in its charter)
     Virginia                                         54-0570445
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
                           ------------------
                    RICHMOND AMERICAN HOMES, INC.
        (Exact name of registrant as specified in its charter)
      Delaware                                        86-0277026
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)

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                            RICHMOND HOMES, INC. I
        (Exact name of registrant as specified in its charters)
     Delaware                                        84-1256155
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)
                               ------------------
                            RICHMOND HOMES, INC. II
        (Exact name of registrant as specified in its charters)
     Delaware                                         84-1128886
(State of Incorporation)                          (I.R.S. Employer
                                                Identification No.)


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                          3600 South Yosemite Street
                                   Suite 900
                            Denver, Colorado 80237
          (Address of Each Registrant's Principal Executive Offices)


                    SERIES B 11-1/8% SENIOR NOTES DUE 2003
                      (Title of the Indenture Securities)

                                   GENERAL
                                   -------

1.  General Information  Furnish the following information as to the Trustee.

    (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency
           Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

           Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

           None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification. Each of the exhibits listed below is incorporated by reference from a previous registration.

    1.  Copy of Articles of Association.

    2.  Copy of Certificate of Authority to Commence Business.

    3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

    4.  Copy of existing By-Laws.

    5.  Copy of each Indenture referred to in Item 4.  N/A.

    6.  The consents of the Trustee required by Section 321(b) of the act.

    7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

  The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                   SIGNATURE
  Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 8th day of February, 1994.

                        FIRST BANK NATIONAL ASSOCIATION

[SEAL]

                        /s/  Scott Strodthoff
                        -------------------------------
                        Scott Strodthoff
                        Assistant Vice President


/s/  Frank P. Leslie III
- --------------------------
Frank P. Leslie III
Assistant Secretary

                                   EXHIBIT 6

                                    CONSENT

  In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 8, 1994


                        FIRST BANK NATIONAL ASSOCIATION

                        /s/  Scott Strodthoff
                        -------------------------------
                        Scott Strodthoff
                        Assistant Vice President